Exhibit 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER REQUIRED BY RULE 15d-14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AS ADOPTED

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Craig E. Holmes, certify that:

1. I have reviewed this Quarterly Report on Form 10-Q of Goodman Networks Incorporated; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: February 2, 2015	/s/ Craig E. Holmes
Name: Craig E. Holmes
Title: Chief Financial Officer